Exhibit 99.1

FOR IMMEDIATE RELEASE

E*TRADE FINANCIAL Media Contact

Pam Erickson

E*TRADE FINANCIAL Corporation

617-296-6080

pam.erickson@etrade.com

E*TRADE FINANCIAL Investor Relations Contact

Adam Townsend

E*TRADE FINANCIAL Corporation

703-236-8719

adam.townsend@etrade.com

E*TRADE FINANCIAL CORPORATION REPORTS

Q2 EARNINGS OF $0.31 PER SHARE AND RAISES GUIDANCE

•	Reported second quarter earnings of $0.31 per share on net income of $123 million

•	Raised 2004 GAAP earnings guidance to between $0.87 and $0.97 per share from $0.75 to $0.90 per share

•	Reported Total Daily Average Revenue Trades of 127,400 in Q2, an increase of 9 percent year over year and a decrease of 19 percent quarter over quarter

•	Increased average margin debt to $2.13 billion, an increase of 107 percent year over year and 8 percent quarter over quarter

•	Improved bank spread to 205 basis points from 145 basis points in Q203 and 185 basis points in Q104

New York, July 20, 2004 – E*TRADE FINANCIAL Corporation (NYSE: ET) today announced results for its second quarter ended June 30, 2004, reporting net income of $123 million, or $0.31 per diluted share, compared to net income of $13 million, or $0.03 per share, in the same quarter a year ago. Net revenues totaled $381 million, a three percent increase over the year ago period.

The Company’s 2004 GAAP earnings guidance of $0.75 to $0.90 per share is being increased and narrowed to between $0.87 and $0.97 to reflect a $0.07 per share gain on the sale of E*TRADE Access, the Company’s ATM business, strong year-to-date results and the Company’s outlook for the remainder of the year.

“Amid ongoing macroeconomic uncertainty, we remain focused on building a premier franchise that delivers strong financial performance and long-term shareholder value,” said Mitchell H. Caplan, Chief Executive Officer, E*TRADE FINANCIAL Corporation. “Our second quarter earnings demonstrate the ability of our integrated brokerage and bank model to generate superior results in the short term while we continue to build for future growth.”

(more)

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2004

Other selected highlights from the second quarter of 2004:

•	Launched redesigned website with improved navigation and functionality

•	Offered proprietary stock index funds with the lowest expense ratios in the industry

•	Added nearly 21,000 net new brokerage accounts

•	Completed a $400 million senior note offering

•	Deleveraged the balance sheet through the call/redemption of subordinated convertible notes

•	Recorded a 54 percent increase in international DARTs year over year

•	Ranked second out of fifteen in the premium discount category in Smart Money magazine’s annual brokerage survey

“The tremendous progress we have made in the first half of the year toward achieving 2004 goals along with the Company’s modified assumptions for the second half of the year gives us the confidence to raise and tighten the guidance range,” said R. Jarrett Lilien, President and Chief Operating Officer, E*TRADE FINANCIAL Corporation. “In addition to de-leveraging the balance sheet to create $0.02 in annual earnings accretion and achieving a 205 basis point spread through the continued integration of bank and brokerage, we have broadened the appeal of our value proposition by enhancing functionality, service and pricing for our customers.”

Historical monthly metric data from January 2003 to June 2004 can be found on the E*TRADE FINANCIAL investor relations site at www.etrade.com.

About E*TRADE FINANCIAL

The E*TRADE FINANCIAL family of companies provide financial services including brokerage, banking and lending for retail, corporate and institutional customers. Securities products and services are offered by E*TRADE Securities LLC (Member NASD/SIPC). Bank and lending products and services are offered by E*TRADE Bank, a Federal savings bank, Member FDIC, or its subsidiaries.

# # #

Important Notice

E*TRADE FINANCIAL and the E*TRADE FINANCIAL logo is a registered trademark or trademark of E*TRADE FINANCIAL Corporation. The statements contained in this news release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to, changes in market activity, anticipated increases in the rate of new customer acquisition, the conversion of new visitors to the site to customers, the activity of customers and assets held at the institution, seasonality, the development and enhancement of products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior and the introduction of competing products having technological and/or other advantages. Further information about these risks and uncertainties can be found in the information included in the annual reports previously filed by E*TRADE Group, Inc. or E*TRADE FINANCIAL Corporation with the SEC on Form 10-K (including information under the caption “Risk Factors”) and quarterly reports on Form 10-Q.

© 2004 E*TRADE FINANCIAL Corporation. All rights reserved.

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2004

Financial Statements

E * T R A D E    F I N A N C I A L    C O R P O R A T I O N    A N D    S U B S I D I A R I E S

C o n s o l i d a t e d    S t a t e m e n t s    o f    O p e r a t i o n s

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Brokerage revenues:
Commissions	$79,156	$85,780	$191,386	$146,668
Principal transactions	67,447	58,640	136,876	100,850
Other brokerage-related revenues	41,798	45,269	84,955	87,165
Brokerage interest income	43,707	34,868	84,960	69,188
Brokerage interest expense	(4,134)	(1,877)	(7,254)	(4,390)

Net brokerage revenues	227,974	222,680	490,923	399,481
Banking revenues:
Banking interest income	230,228	181,891	444,612	369,277
Banking interest expense	(115,904)	(117,954)	(233,510)	(239,287)
Provision for loan losses	(7,501)	(7,828)	(16,556)	(18,161)
Gain on sales of originated loans	21,475	62,025	48,575	118,420
Gain on sales of loans held-for-sale and securities, net	14,891	20,940	28,953	36,155
Other banking-related revenues	9,690	7,412	18,331	15,701

Net banking revenues	152,879	146,486	290,405	282,105

Total net revenues	380,853	369,166	781,328	681,586

Expenses excluding interest:
Compensation and benefits	99,896	98,061	199,358	189,707
Occupancy and equipment	19,119	21,517	39,114	44,773
Communications	18,093	19,490	37,535	40,799
Professional services	15,672	24,921	30,036	35,121
Commissions, clearing and floor brokerage	41,926	38,554	85,853	68,696
Advertising and market development	14,773	18,914	38,827	35,400
Servicing and other banking expenses	8,984	11,063	17,450	21,268
Fair value adjustments of financial derivatives	(2,395)	7,923	(2,121)	14,738
Depreciation and amortization	20,546	23,087	41,069	48,726
Amortization of other intangibles	6,777	6,570	13,696	13,371
Facility restructuring and other exit charges	48	75,468	(911)	78,338
Acquisition-related expenses	62	1,015	124	2,322
Other	21,450	21,837	46,439	45,019

Total expenses excluding interest	264,951	368,420	546,469	638,278

Income before other corporate items	115,902	746	234,859	43,308

Other income (loss):
Corporate interest income	1,694	1,882	3,057	3,503
Corporate interest expense	(12,540)	(11,431)	(23,878)	(22,878)
Gain on sale and impairment of investments	31,728	22,346	60,277	21,720
Loss on early extinguishment of debt	(4,357)	—	(4,357)	—
Equity in income of investments and venture funds	462	810	3,064	3,623

Total other income	16,987	13,607	38,163	5,968

Income before income taxes and discontinued operations	132,889	14,353	273,022	49,276
Income tax expense	41,195	6,100	91,003	20,855
Minority interest in subsidiaries	89	(5,640)	829	(5,132)

Income from continuing operations	91,605	13,893	181,190	33,553
Discontinued operations:
Income (loss) from discontinued operations, net	56	(1,206)	(1,054)	616
Gain on disposal of discontinued operations, net	31,244	—	31,244	—

Net income (loss) from discontinued operations	31,300	(1,206)	30,190	616

Net income	$122,905	$12,687	$211,380	$34,169

Basic income per share from continuing operations	$0.25	$0.04	$0.50	$0.10
Basic income (loss) per share from discontinued operations	0.09	(0.00)	0.08	0.00

Basic net income per share	$0.34	$0.04	$0.58	$0.10

Diluted income per share from continuing operations	$0.24	$0.03	$0.47	$0.09
Diluted income (loss) per share from discontinued operations	0.07	(0.00)	0.07	0.00

Diluted net income per share	$0.31	$0.03	$0.54	$0.09

Shares used in computation of per share data:
Basic	365,072	356,237	364,939	355,475
Diluted (1)	416,713	363,697	420,841	361,072

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2004

E * T R A D E    F I N A N C I A L    C O R P O R A T I O N    A N D    S U B S I D I A R I E S

C o n s o l i d a t e d    S t a t e m e n t s    o f    O p e r a t i o n s

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	June 30, 2004	March 31, 2004	June 30, 2003
Brokerage revenues:
Commissions	$79,156	$112,230	$85,780
Principal transactions	67,447	69,429	58,640
Other brokerage-related revenues	41,798	43,157	45,269
Brokerage interest income	43,707	41,253	34,868
Brokerage interest expense	(4,134)	(3,120)	(1,877)

Net brokerage revenues	227,974	262,949	222,680
Banking revenues:
Banking interest income	230,228	214,384	181,891
Banking interest expense	(115,904)	(117,606)	(117,954)
Provision for loan losses	(7,501)	(9,055)	(7,828)
Gain on sales of originated loans	21,475	27,100	62,025
Gain on sales of loans held-for-sale and securities, net	14,891	14,062	20,940
Other banking-related revenues	9,690	8,641	7,412

Net banking revenues	152,879	137,526	146,486

Total net revenues	380,853	400,475	369,166

Expenses excluding interest:
Compensation and benefits	99,896	99,462	98,061
Occupancy and equipment	19,119	19,995	21,517
Communications	18,093	19,442	19,490
Professional services	15,672	14,364	24,921
Commissions, clearing and floor brokerage	41,926	43,927	38,554
Advertising and market development	14,773	24,054	18,914
Servicing and other banking expenses	8,984	8,466	11,063
Fair value adjustments of financial derivatives	(2,395)	274	7,923
Depreciation and amortization	20,546	20,523	23,087
Amortization of other intangibles	6,777	6,919	6,570
Facility restructuring and other exit charges	48	(959)	75,468
Acquisition-related expenses	62	62	1,015
Other	21,450	24,989	21,837

Total expenses excluding interest	264,951	281,518	368,420

Income before other corporate items	115,902	118,957	746

Other income (loss):
Corporate interest income	1,694	1,363	1,882
Corporate interest expense	(12,540)	(11,338)	(11,431)
Gain on sale and impairment of investments	31,728	28,549	22,346
Loss on early extinguishment of debt	(4,357)	—	—
Equity in income of investments and venture funds	462	2,602	810

Total other income	16,987	21,176	13,607

Income before income taxes and discontinued operations	132,889	140,133	14,353
Income tax expense	41,195	49,808	6,100
Minority interest in subsidiaries	89	740	(5,640)

Income from continuing operations	91,605	89,585	13,893
Discontinued operations:
Income (loss) from discontinued operations, net	56	(1,110)	(1,206)
Gain on disposal of discontinued operations, net	31,244	—	—

Net income (loss) from discontinued operations	31,300	(1,110)	(1,206)

Net income	$122,905	$88,475	$12,687

Basic income per share from continuing operations	$0.25	$0.24	$0.04
Basic income (loss) per share from discontinued operations	0.09	(0.00)	(0.00)

Basic net income per share	$0.34	$0.24	$0.04

Diluted income per share from continuing operations	$0.24	$0.23	$0.03
Diluted income (loss) per share from discontinued operations	0.07	(0.00)	(0.00)

Diluted net income per share	$0.31	$0.23	$0.03

Shares used in computation of per share data:
Basic	365,072	365,045	356,237
Diluted (1)	416,713	425,155	363,697

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2004

E * T R A D E    F I N A N C I A L    C O R P O R A T I O N    A N D    S U B S I D I A R I E S

C o n s o l i d a t e d    B a l a n c e    S h e e t s

(dollars in thousands)

(unaudited)

	June 30, 2004	March 31, 2004	December 31, 2003
ASSETS
Cash and equivalents	$1,243,571	$845,447	$921,364
Cash and investments required to be segregated under Federal or other regulations	1,362,755	1,263,813	1,644,605
Brokerage receivables, net	3,639,541	3,717,793	2,297,778
Trading securities	776,734	817,299	832,889
Available-for-sale mortgage-backed and investment securities	11,630,652	10,078,971	9,826,940
Other investments	51,043	48,081	49,272
Loans receivable, net	9,557,278	8,311,301	8,130,906
Loans held-for-sale, net	446,297	400,101	1,000,487
Property and equipment, net	284,146	286,001	287,097
Goodwill	392,520	393,355	392,845
Other intangibles, net	115,444	119,707	126,032
Net assets of discontinued operations	6,899	49,424	47,785
Other assets	731,578	578,025	491,216

Total assets	$30,238,458	$26,909,318	$26,049,216

LIABILITIES AND SHAREHOLDERS’ EQUITY
Brokerage payables	$4,710,976	$4,715,428	$3,696,225
Deposits	11,837,898	11,975,689	12,514,486
Securities sold under agreements to repurchase	8,412,010	5,607,065	5,283,609
Other borrowings by Bank subsidiary	1,476,091	1,166,742	1,203,554
Accounts payable, accrued and other liabilities	708,994	754,562	724,681
Net liabilities of discontinued operations	45,821	16,701	13,037
Convertible subordinated notes	532,783	695,330	695,330
Senior notes	400,000	—	—

Total liabilities	28,124,573	24,931,517	24,130,922

Shareholders’ equity:
Preferred stock, shares authorized: 1,000,000; issued and outstanding: none at June 30, 2004, March 31, 2004 and December 31, 2003	—	—	—
Shares exchangeable into common stock, $0.01 par value, shares authorized: 10,644,223; issued and outstanding: 1,326,125 at June 30, 2004 and at March 31, 2004 and 1,386,125 at December 31, 2003	13	13	14
Common stock, $0.01 par value, shares authorized: 600,000,000; issued and outstanding: 372,503,216 at June 30, 2004, 367,267,118 at March 31, 2004 and 366,636,406 at December 31, 2003	3,725	3,673	3,666
Additional paid-in-capital	2,275,745	2,229,190	2,247,930
Deferred stock compensation	(18,192)	(13,207)	(12,874)
Accumulated deficit	(19,085)	(141,990)	(230,465)
Accumulated other comprehensive loss	(128,321)	(99,878)	(89,977)

Total shareholders’ equity	2,113,885	1,977,801	1,918,294

Total liabilities and shareholders’ equity	$30,238,458	$26,909,318	$26,049,216

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2004

Segment Reporting

	Three Months Ended June 30, 2004
	Brokerage	Banking	Elimination (2)	Total
	(unaudited, in thousands)
Net revenues:
Commissions	$79,156	$—		$79,156
Principal transactions	67,447	—		67,447
Interest income	43,707	230,228		273,935
Interest expense	(4,134)	(115,904)		(120,038)
Gain on sales of originated loans	—	21,475		21,475
Gain on sales of loans held-for-sale and securities, net	—	14,891		14,891
Provision for loan losses	—	(7,501)		(7,501)
Other revenues	53,163	9,690	(11,365)	51,488

Net revenues	239,339	152,879	(11,365)	380,853

Expenses excluding interest:
Compensation and benefits	62,212	37,684		99,896
Occupancy and equipment	12,763	6,356		19,119
Communications	16,785	1,308		18,093
Professional services	8,033	7,639		15,672
Commissions, clearing and floor brokerage	41,925	1		41,926
Advertising and market development	8,814	17,324	(11,365)	14,773
Servicing and other banking expenses	(68)	9,052		8,984
Fair value adjustments of financial derivatives	—	(2,395)		(2,395)
Depreciation and amortization	15,332	5,214		20,546
Amortization of other intangibles	4,949	1,828		6,777
Facility restructuring and other exit charges	(27)	75		48
Acquisition-related expenses	—	62		62
Other	11,898	9,552		21,450

Total expenses excluding interest	182,616	93,700	(11,365)	264,951

Income before other corporate items	$56,723	$59,179	$—	$115,902

	Three Months Ended March 31, 2004
	Brokerage	Banking	Elimination (2)	Total
	(unaudited, in thousands)
Net revenues:
Commissions	$112,230	$—		$112,230
Principal transactions	69,429	—		69,429
Interest income	41,253	214,384		255,637
Interest expense	(3,120)	(117,606)		(120,726)
Gain on sales of originated loans	—	27,100		27,100
Gain on sales of loans held-for-sale and securities, net	—	14,062		14,062
Provision for loan losses	—	(9,055)		(9,055)
Other revenues	54,130	8,641	(10,973)	51,798

Net revenues	273,922	137,526	(10,973)	400,475

Expenses excluding interest:
Compensation and benefits	59,209	40,253		99,462
Occupancy and equipment	13,592	6,403		19,995
Communications	17,575	1,867		19,442
Professional services	6,583	7,781		14,364
Commissions, clearing and floor brokerage	43,926	1		43,927
Advertising and market development	17,489	17,538	(10,973)	24,054
Servicing and other banking expenses	534	7,932		8,466
Fair value adjustments of financial derivatives	—	274		274
Depreciation and amortization	14,942	5,581		20,523
Amortization of other intangibles	5,054	1,865		6,919
Facility restructuring and other exit charges	(751)	(208)		(959)
Acquisition-related expenses	—	62		62
Other	16,458	8,531		24,989

Total expenses excluding interest	194,611	97,880	(10,973)	281,518

Income before other corporate items	$79,311	$39,646	$—	$118,957

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2004

	Three Months Ended June 30, 2003
	Brokerage	Banking	Total
	(unaudited, in thousands)
Net revenues:
Commissions	$85,780	$—	$85,780
Principal transactions	58,640	—	58,640
Interest income	34,868	181,891	216,759
Interest expense	(1,877)	(117,954)	(119,831)
Gain on sales of originated loans	—	62,025	62,025
Gain on sales of loans held-for-sale and securities, net	—	20,940	20,940
Provision for loan losses	—	(7,828)	(7,828)
Other revenues	45,269	7,412	52,681

Net revenues	222,680	146,486	369,166

Expenses excluding interest:
Compensation and benefits	56,555	41,506	98,061
Occupancy and equipment	16,492	5,025	21,517
Communications	18,083	1,407	19,490
Professional services	18,659	6,262	24,921
Commissions, clearing and floor brokerage	38,516	38	38,554
Advertising and market development	4,767	14,147	18,914
Servicing and other banking expenses	86	10,977	11,063
Fair value adjustments of financial derivatives	—	7,923	7,923
Depreciation and amortization	18,156	4,931	23,087
Amortization of other intangibles	4,970	1,600	6,570
Facility restructuring and other exit charges	68,378	7,090	75,468
Acquisition-related expenses	787	228	1,015
Other	12,365	9,472	21,837

Total expenses excluding interest	257,814	110,606	368,420

Income (loss) before other corporate items	$(35,134)	$35,880	$746

2004 GAAP Earnings Guidance

Revised Key Driver Assumptions	1H04 Actual	2H04 Estimate		Revised FY04 Estimate
		Low	High	Low	High
Brokerage
Total DARTs	143,000	105,000	143,000	124,000	143,000
Average margin debt ($B)	$2.1	$1.9	$2.1	$2.0	$2.1
Average commission per revenue trade	$10.85	$10.00	$10.50	$10.43	$10.68

Bank
Direct mortgage originations ($B)	$2.4	$1.0	$2.0	$3.4	$4.4
Consumer loan originations, incl HELOCs ($B)	$1.5	$1.0	$1.5	$2.5	$3.0
Bank interest rate spread (basis points)	195	205	210	200	203
Average interest earning banking assets ($B)	$21.2	$23.0	$24.0	$22.0	$23.0

EPS	$0.54	$0.33	$0.43	$0.87	$0.97

Original Key Driver Assumptions (Est. Dec. 2003)	Original FY04 Estimate
	Low	High
Brokerage
Total DARTs	145,000	160,000
Average margin debt ($B)	$1.4	$1.8
Average commission per revenue trade	$11.00	$11.26

Bank
Direct mortgage originations ($B)	$3.4	$4.4
Consumer loan originations, incl HELOCs ($B)	$3.7	$4.8
Bank interest rate spread (basis points)	175	195
Average interest earning banking assets ($B)	$20.0	$21.0

2004 EPS Guidance History
Established December 2003	$0.70	$0.85
Revised April 2004	$0.75	$0.90
Current Guidance	$0.87	$0.97

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2004

Key Performance Metrics (3)

Corporate Metrics	Qtr ended 6/30/04	Qtr ended 3/31/04	Qtr ended 6/30/04 vs. Qtr ended 3/31/04	Qtr ended 6/30/03	Qtr ended 6/30/04 vs. Qtr ended 6/30/03
Operating margin%(4)
Consolidated	30%	30%	0%	0%	30%
Brokerage	24%	29%	(5)%	(16)%	40%
Bank	39%	29%	10%	24%	15%

Employees	3,394	3,374	1%	3,546	(4)%
Consultants and other	419	415	1%	454	(8)%

Total headcount	3,813	3,789	1%	4,000	(5)%

Revenue per headcount	$99,883	$105,694	(5)%	$92,292	8%

Revenue per compensation and benefits dollar	$3.81	$4.03	(5)%	$3.76	1%

Book value per share	$5.65	$5.37	5%	$4.60	23%
Tangible book value per share	$4.30	$3.97	8%	$3.02	42%

Cash & equivalents ($MM)	$1,243.6	$845.4	47%	$882.2	41%
Free cash ($MM)	$717.0	$704.6	2%	$452.0	59%

Earnings before interest, taxes, depreciation & amortization ($MM)
Net income from continuing operations	$91.6	$89.6	2%	$13.9	559%
Tax expense	$41.2	$49.8	(17)%	$6.1	575%
Depreciation & amortization	$27.3	$27.4	0%	$29.7	(8)%
Corporate interest expense	$12.5	$11.3	11%	$11.4	10%

EBITDA	$172.7	$178.2	(3)%	$61.1	183%

Interest coverage	13.8	15.7	(12)%	5.4	157%

Active retail brokerage accounts	2,901,140	2,880,436	1%	2,870,685	1%
Active banking accounts	627,567	643,240	(2)%	673,308	(7)%

Total active accounts end of period	3,528,707	3,523,676	0%	3,543,993	0%

Total customer households end of period	2,699,857	2,697,951	0%	2,609,736	3%

Gross new accounts	168,519	203,355	N.M.	262,745	N.M.
Inactive accounts	(98,052)	(92,579)	N.M.	(958,843)	N.M.
Customer closed accounts	(65,436)	(74,070)	N.M.	(58,458)	N.M.

Net new accounts	5,031	36,706	N.M.	(754,556)	N.M.

Net new households	1,906	41,926	N.M.	(575,978)	N.M.

Total client assets in investing accounts ($B)	$76.9	$75.2	2%	$56.7	36%
Total deposits in banking accounts ($B)	$11.8	$12.0	(1)%	$9.1	30%

Total assets / deposits in customer accounts ($B)	$88.7	$87.2	2%	$65.8	35%

Average assets per household	$32,869	$32,326	2%	$25,194	30%

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2004

Brokerage Metrics	Qtr ended 6/30/04	Qtr ended 3/31/04	Qtr ended 6/30/04 vs. Qtr ended 3/31/04	Qtr ended 6/30/03	Qtr ended 6/30/04 vs. Qtr ended 6/30/03
Trading days	62.0	62.0	N.M.	63.0	N.M.

Daily Average Revenue Trades (DARTs)
Total Retail	79,675	103,052	(23)%	76,163	5%
—US	69,073	88,601	(22)%	69,263	0%
—International	10,602	14,451	(27)%	6,900	54%
Professional	47,758	53,983	(12)%	40,500	18%

Total DARTs	127,433	157,035	(19)%	116,663	9%

Total revenue trades (MM)	7.9	9.7	(19)%	7.3	7%

Average commission per revenue trade	$10.02	$11.53	(13)%	$11.67	(14)%

Market Making
Equity shares traded (MM)	89,792	34,696	159%	13,598	560%
Average revenue capture per 1,000 equity shares	$0.274	$0.768	(64)%	$1.558	(82)%
% of Bulletin Board equity shares to total equity shares	96.1%	86.4%	10%	67.8%	28%

End of period margin debt ($B)	$2.07	$2.14	(3)%	$1.18	75%
Average margin debt ($B)	$2.13	$1.98	8%	$1.03	107%

Active retail brokerage accounts	2,901,140	2,880,436	1%	2,870,685	1%

Gross new brokerage accounts	130,793	141,717	N.M.	144,190	N.M.
Inactive accounts	(98,052)	(92,579)	N.M.	(980,677)	N.M.
Customer closed accounts	(12,037)	(17,327)	N.M.	(13,845)	N.M.

Net new brokerage accounts	20,704	31,811	N.M.	(850,332)	N.M.

New client assets ($MM)	$3,846	$3,371	14%	$4,214	(9)%
Client asset outflow from closed accounts ($MM)	$(492)	$(570)	14%	$(342)	(44)%

Net new client assets ($MM)	$3,354	$2,801	20%	$3,872	(13)%

Total Client Assets ($B)
Security holdings	$47.7	$47.7	0%	$34.2	39%
Cash (including money market funds)	$5.7	$6.0	(5)%	$9.9	(42)%
Unexercised options (vested)	$23.5	$21.5	9%	$12.6	87%

Total client assets in investing accounts	$76.9	$75.2	2%	$56.7	36%

Total client assets per active account	$26,508	$26,120	1%	$19,751	34%

Unexercised options (unvested) ($B)	$17.1	$15.3	12%	$8.3	105%

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2004

Banking Metrics	Qtr ended 6/30/04	Qtr ended 3/31/04	Qtr ended 6/30/04 vs. Qtr ended 3/31/04	Qtr ended 6/30/03	Qtr ended 6/30/04 vs. Qtr ended 6/30/03
Gross new banking accounts	37,726	61,638	N.M.	118,555	N.M.
Inactive accounts	—	—	N.M.	21,834	N.M.
Customer closed accounts	(53,399)	(56,743)	N.M.	(44,613)	N.M.

Net new banking accounts	(15,673)	4,895	N.M.	95,776	N.M.

Direct mortgage originations ($B)	$1.3	$1.1	17%	$2.9	(56)%
Correspondent mortgage originations ($B)	$1.7	$0.7	167%	$1.0	69%
Consumer loan originations, incl HELOCs ($B)	$0.8	$0.7	12%	$0.6	19%
Acquired consumer loans ($B)	$0.2	$0.1	100%	$0.5	(58)%
Mortgage pipeline (end of period) ($B)	$0.3	$0.9	(68)%	$1.7	(83)%

Bank Asset Portfolio Detail ($MM)
Cash & equivalents	$260	$165	58%	$287	(9)%
Trading securities	$764	$809	(6)%	$449	70%
Investment securities, available-for-sale	$3,029	$2,850	6%	$2,092	45%
Mortgage securities, available-for-sale	$8,406	$7,000	20%	$6,612	27%
Loans receivable, net including loans held-for-sale:
—Mortgage and home equity loans, net	$5,713	$4,580	25%	$2,889	98%
—Consumer loans, net	$4,290	$4,130	4%	$4,362	(2)%
—Other	$1	$1	0%	$2	(50)%
Other assets	$736	$675	9%	$847	(13)%

Total assets	$23,199	$20,210	15%	$17,540	32%

Bank Deposit Portfolio Detail ($MM)
Transaction accounts	$8,929	$8,767	2%	$4,699	90%
CDs	$2,909	$3,209	(9)%	$4,396	(34)%

Total	$11,838	$11,976	(1)%	$9,094	30%

Bank interest rate spread (basis points)	205	185	11%	145	41%

Credit Quality and Reserve Metrics
Net charge-offs as a % of average held-for-investment loans, net (annualized)	0.29%	0.34%	(0.05)%	0.49%	(0.20)%
Provision as a % of average held-for-investment loans, net (annualized)	0.34%	0.44%	(0.10)%	0.55%	(0.21)%
Allowance as a % of total ending gross held-for-investment loans	0.43%	0.48%	(0.05)%	0.52%	(0.09)%
Total non-performing loans, net, as a % of total gross held-for-investment loans	0.18%	0.26%	(0.08)%	0.37%	(0.19)%
Total loan loss allowance as a % of total non-performing loans, net	232%	186%	46%	140%	92%

Tier 1 Capital Ratio (5)	5.98%	6.21%	(0.23)%	5.94%	0.04%
Risk Weighted Capital Ratio (5)	11.81%	11.69%	0.12%	11.80%	0.01%

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2004

Activity in Allowance for Loan Losses

	Three Months Ended June 30, 2004
	Mortgage	Consumer	Total
	(in thousands)
Allowance for loan losses, ending 3/31/04	$7,862	$31,889	$39,751
Provision for loan losses	2,461	5,040	7,501
Charge-offs, net	316	(6,630)	(6,314)

Allowance for loan losses, ending 6/30/04	$10,639	$30,299	$40,938

Bank Average Balance Data

	Three Months Ended June 30, 2004			Three Months Ended June 30, 2003
	Average Balance	Interest Income/ Expense	Average Annualized Yield/Cost	Average Balance	Interest Income/ Expense	Average Annualized Yield/Cost
	(in thousands)
Interest-earning banking assets:
Loans receivable, net	$9,323,548	$111,862	4.80%	$7,161,143	$92,113	5.15%
Interest-bearing deposits	114,143	1,021	3.60%	156,776	1,014	2.59%
Mortgage-backed and related available-for-sale securities	8,282,552	83,728	4.04%	6,610,007	62,053	3.76%
Available-for-sale investment securities	2,981,826	27,973	3.75%	2,119,655	22,907	4.32%
Investment in FHLB stock	100,460	878	3.52%	79,401	759	3.83%
Trading securities	771,775	6,131	3.18%	385,972	3,611	3.74%

Total interest-earning banking assets (6)	21,574,304	$231,593	4.29%	16,512,954	$182,457	4.42%

Non-interest-earning banking assets	571,327			863,412

Total banking assets	$22,145,631			$17,376,366

Interest-bearing banking liabilities:
Retail deposits	$11,512,007	$42,928	1.50%	$8,473,951	$68,542	3.24%
Brokered certificates of deposit	359,265	2,287	2.56%	425,849	2,976	2.80%
FHLB advances	967,297	10,467	4.28%	956,300	11,194	4.63%
Other borrowings	7,906,398	60,222	3.01%	6,061,342	35,242	2.30%

Total interest-bearing banking liabilities	20,744,967	$115,904	2.24%	15,917,442	$117,954	2.97%

Non-interest bearing banking liabilities	346,829			603,413

Total banking liabilities	21,091,796			16,520,855
Total banking shareholder’s equity	1,053,835			855,511

Total banking liabilities and shareholder’s equity	$22,145,631			$17,376,366

Excess of interest-earning banking assets over interest-bearing banking liabilities/net interest income	$829,337	$115,689		$595,512	$64,503

Net interest spread			2.05%			1.45%

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2004

SUPPLEMENTAL INFORMATION AND ENDNOTES

Explanation of Non-GAAP Measures and Certain Metrics

In order to better assess the Company’s financial operating results, management believes operating margins, free cash, EBITDA and interest coverage are appropriate measures of evaluating the operating and liquidity performance of the Company.

Free Cash, EBITDA and Interest Coverage

Free cash as reported by the Company represents cash held at Parent and non-Bank or Brokerage subsidiaries less discretionary reserves and excess capital at Bank and Brokerage after regulatory capital requirements and the Company’s own regulatory capital guidelines. The Company believes that free cash is a useful measure of the Company’s liquidity as it excludes cash reflected on the balance sheet that may not be freely available to the Company.

Additionally, management utilizes EBITDA and interest coverage to measure business performance. EBITDA is defined as net income (loss) from continuing operations before corporate interest expense, taxes and depreciation & amortization. Interest coverage is defined as EBITDA divided by corporate interest expense.

It is important to note these metrics and other non-GAAP measures may involve judgment by management and should be considered in addition to, not as a substitute for, or superior to, net income, consolidated statements of cash flows, or other measures of financial performance prepared in accordance with GAAP.

(1) For the three and six months ended June 30, 2004 and the three months ended March 31, 2004, diluted earnings per share is calculated using the ‘if converted’ method, which includes the additional dilutive impact assuming conversion of the Company’s subordinated convertible debt. Under the ‘if converted’ method the per share numerator excludes the interest expense and related amortization of offering costs from the convertible debt, net of tax, of $7.4 million and $15.1 million for the three and six months ended June 30, 2004, respectively and $7.6 million for the three months ended March 31, 2004. The denominator includes the shares issuable from the assumed conversion of the convertible debt of 45.4 million for the three months ended March 31, 2004, 39.9 million for the three months ended June 30, 2004 and 42.7 million for the six months ended June 30, 2004. For the three and six months ended June 30, 2003, the ‘if converted’ method is not used as its effect would be anti-dilutive.

(2) Eliminates intercompany payment made by Bank to Brokerage related to Sweep Deposit Account (SDA) relationships, swept daily from Brokerage to Bank, which began in the third quarter of 2003. Under this relationship, Bank pays Brokerage a negotiated rate that approximates market on the average SDA balance. Bank reflects this payment as advertising and market development expense and Brokerage reflects this payment as other revenues.

(3) Amounts and percentages may not calculate due to rounding.

(4) Consolidated operating margin is defined as income before other corporate items divided by net revenues. Operating margin for Brokerage and Bank is based on segment results.

(5) Q2’04 estimate.

E*TRADE FINANCIAL Results for the Quarter Ended June 30, 2004

(6) Amounts include a taxable equivalent increase in interest income of $1.4 million for the three months ended June 30, 2004 and $0.6 million for the three months ended June 30, 2003.